settlement

Prime Credit Card Master Trust					14-May-04
					04:12 PM
Settlement Statement
-	-	--

Distribution Date:					17-May-04

Monthly Period:		April 2004
		04-Apr-04
		01-May-04

(i) Collections					$371,836,500
Finance Charge					37,701,650
Principal					334,134,849

(ii) Investor Percentage - Principal Collections					01-May-04

	Series 2000-1				24.5%
	A				20.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.5%
	A				20.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				17-May-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				17-May-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				17-May-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,116,525.41
	A				$2,617,828.99
	B				249,348.21
	C				249,348.21

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				($0.00)
	A				(0.00)
	B				(0.00)

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			01-May-04		$2,043,726,624.93
Principal Receivables in Trust					$1,953,925,277.03

(xii) Invested Amount			01-May-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.767%
Finance Charge Receivables Factor					4.394%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.66%	$1,786,179,638
	1-29 days			3.36%	$64,808,810
	30-59 days			1.06%	$20,382,056
	60-89 days			0.77%	$14,782,830
	90-119 days			0.66%	$12,801,117
	120-149 days			0.61%	$11,711,464
	150 days +			0.88%	$17,049,520
	Total			100.00%	$1,927,715,435

	Balance in Principal Funding Account			1-May-04	$0

Last Updated on 5/17/04
By Federated